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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (date of earliest event reported): July 10, 2002

                        MidCarolina Financial Corporation
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


       North Carolina                                            56-2006811
----------------------------           ------------          -------------------
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)



                            3101 South Church Street
                        Burlington, North Carolina 28215
                        --------------------------------
                    (Address of principal executive offices)



Registrant's telephone number, including area code:  (336) 538-1600


                                       N/A
                      ------------------------------------
          (Former name or former address, if changed since last report)

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Item 5.  Other Events

         On July 10, 2002, the Registrant's Board of Directors approved an eleven-for-ten common stock split in the form of a stock dividend. For additional information, reference is made to the Registrant's press release dated July 10, 2002, which is attached hereto as Exhibit 99.1, and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         (a)    None.

         (b)    None.

         (c)    Exhibits:

                99.1     Press Release dated July 10, 2002.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MIDCAROLINA FINANCIAL CORPORATION


Date: July 10, 2002                        By:       /s/ Randolph J. Cary, Jr.
                                              ----------------------------------
                                      Randolph J. Cary, Jr., President
                                                    and Chief Executive Officer

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                                  EXHIBIT INDEX

    Exhibit No.                         Description

      99.1                     Press Release dated July 10, 2002

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